Exhibit 32.1

Certification Pursuant to 18 U.S.C. 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amendment No.1 to the Quarterly Report on Form 10-Q/A of Vivic Corp. (the “Company”)  for the period ended January 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yun-Kuang Kung, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 27, 2019

By:          /s/ Yun-Kuang Kung

Yun-Kuang Kung

Chief Executive Officer